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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported) May 31, 2001

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of May 27, 2001, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2001-B).


                                  CWABS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                  333-38686                95-4596514
----------------------------      ------------         -------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)         Identification No.)



                 4500 Park Granada
               Calabasas, California                91302
              ------------------------            ----------
               (Address of Principal              (Zip Code)
                 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

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


ITEM 5. OTHER EVENTS.
----    ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

     On May 27, 2001, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of May 27, 2001 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2001-B (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company and CHL entered into a Purchase Agreement, dated as of May 27, 2001 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of May 27, 2001 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     The Company and the Owner Trustee entered into a Series 2001-B Trust Supplement, dated as of May 27, 2001 (the "Series Trust Supplement"), providing for the creation of the Series 2001-B Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.4.

     In addition to the above agreements, Financial Guaranty Insurance Company issued a Surety Bond, dated May 31, 2001 (the "Surety Bond"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Surety Bond is annexed hereto as Exhibit 99.5.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust. The Master Trust Agreement is annexed hereto as Exhibit 99.6.







---------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated May 3, 2001, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-B (the "Prospectus").

Mortgage Loan Statistics

     The following tables describe characteristics of the mortgage loans included in the trust estate as of the cut-off date (as defined in the Prospectus). All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the cut-off date. The sum of the columns may not equal the respective totals due to rounding.

Loan Programs

                                                                                                  % of Aggregate
Description                                         Number of Loans       Principal Balance      Principal Balance
5 Yr Draw, 5 Yr Repay.........................                    35       $     547,027                       0.11%
5 Yr Draw, 10 Yr Repay........................                    12             402,522                       0.08
10 Yr Draw, 10 Yr Repay.......................                   259           5,213,115                       1.02
10 Yr Draw, 15 Yr Repay.......................                19,264         499,259,127                      97.90
15 Yr Draw, 0 Yr Repay........................                    42           1,674,910                       0.33
15 Yr Draw, 10 Yr Repay.......................                    70           2,893,932                       0.57
                                                              ------        ------------                     -------
Total.........................................                19,682        $509,990,632                     100.00%
                                                              ======        ============                     =======

Principal Balances

                                                                                                  % of Aggregate
Range of Principal Balances ($)                     Number of Loans       Principal Balance      Principal Balance
$ 0.00 to $ 10,000............................                 5,939        $ 23,239,533                       4.56%
$ 10,000.01 to $ 20,000.......................                 4,913          76,403,138                      14.98
$ 20,000.01 to $ 30,000.......................                 3,734          95,314,809                      18.69
$ 30,000.01 to $ 40,000.......................                 1,766          62,120,825                      12.18
$ 40,000.01 to $ 50,000.......................                 1,262          58,006,867                      11.37
$ 50,000.01 to $ 60,000.......................                   528          29,259,428                       5.74
$ 60,000.01 to $ 70,000.......................                   357          23,323,914                       4.57
$ 70,000.01 to $ 80,000.......................                   289          21,863,168                       4.29
$ 80,000.01 to $ 90,000.......................                   170          14,427,690                       2.83
$ 90,000.01 to $100,000.......................                   233          22,736,523                       4.46
$100,000.01 to $125,000.......................                   153          17,316,615                       3.40
$125,000.01 to $150,000.......................                   172          24,637,748                       4.83
$150,000.01 to $175,000.......................                    40           6,597,641                       1.29
$175,000.01 to $200,000.......................                    41           7,850,992                       1.54
$200,000.01 to $225,000.......................                    18           3,891,043                       0.76
$225,000.01 to $250,000.......................                    17           4,084,278                       0.80
$250,000.01 to $275,000.......................                     7           1,834,020                       0.36
$275,000.01 to $300,000.......................                    20           5,907,499                       1.16
$325,000.01 to $350,000.......................                     2             678,400                       0.13
$350,000.01 to $375,000.......................                     1             375,000                       0.07
$375,000.01 to $400,000.......................                     5           1,994,000                       0.39
$400,000.01 to $425,000.......................                     2             835,000                       0.16
$425,000.01 to $450,000.......................                     1             450,000                       0.09
$475,000.01 to $500,000.......................                     7           3,473,000                       0.68
$550,000.01 to $575,000.......................                     1             573,000                       0.11
$575,000.01 to $600,000.......................                     2           1,184,000                       0.23
$625,000.01 to $650,000.......................                     1             650,000                       0.13
$950,000.01 to $975,000.......................                     1             962,500                       0.19
Total.........................................                19,682        $509,990,632                     100.00%

Mortgage Rates


                                                                                                  % Of Aggregate
Range of Mortgage Rates (%)                         Number of Loans       Principal Balance      Principal Balance
5.501 - 6.000.................................                   626         $  21,619,226                    4.24%
6.001 - 6.500.................................                 5,837           144,679,598                   28.37
6.501 - 7.000.................................                 5,838           148,323,210                   29.08
7.001 - 7.500.................................                 5,492           134,634,620                   26.40
7.501 - 8.000.................................                 1,038            25,942,283                    5.09
8.001 - 8.500.................................                   111             5,411,919                    1.06
8.501 - 9.000.................................                    84             4,334,895                    0.85
9.001 - 9.500.................................                   155             6,017,336                    1.18
9.501 - 10.000................................                   181             7,266,013                    1.42
10.001 - 10.500...............................                   145             6,197,461                    1.22
10.501 - 11.000...............................                    89             3,157,191                    0.62
11.001 - 11.500...............................                    36               882,520                    0.17
11.501 - 12.000...............................                    19               646,353                    0.13
12.001 - 12.500...............................                     6               141,550                    0.03
12.501 - 13.000...............................                     2                31,500                    0.01
13.001 - 13.500...............................                    12               333,757                    0.07
13.501 - 14.000...............................                     3               145,500                    0.03
14.001 - 14.500...............................                     8               225,700                    0.04
Total.........................................                19,682          $509,990,632                  100.00%

Months Remaining to Maturity


                                                                                                  % Of Aggregate
Months Remaining to Maturity                        Number of Loans       Principal Balance      Principal Balance
109 - 120.....................................                    35         $     547,027                    0.11%
169 - 180.....................................                    54             2,077,431                    0.41
229 - 240.....................................                   259             5,213,115                    1.02
289 - 300.....................................                18,540           485,002,414                   95.10
301 - 312.....................................                   794            17,150,645                    3.36
Total.........................................                19,682          $509,990,632                  100.00%

Combined Loan-to-Value Ratios


                                                                                                  % Of Aggregate
Range of CLTV's (%)                                 Number of Loans       Principal Balance      Principal Balance
0 -10.00......................................                     7         $     135,080                    0.03%
10.01-20.00...................................                    43             1,002,415                    0.20
20.01-30.00...................................                    96             3,783,656                    0.74
30.01-40.00...................................                   202             5,654,713                    1.11
40.01-50.00...................................                   396            11,715,810                    2.30
50.01-60.00...................................                   730            19,803,144                    3.88
60.01-70.00...................................                 2,010            59,098,770                   11.59
70.01-80.00...................................                 3,171            89,929,168                   17.63
80.01-90.00...................................                 8,035           182,052,048                   35.70
90.01-100.00..................................                 4,992           136,815,828                   26.83
Total.........................................                19,682          $509,990,632                  100.00%




Geographic Distribution

                                                                                                  % of Aggregate
State                                               Number of Loans       Principal Balance      Principal Balance
AL............................................                  278          $   5,232,395                    1.03%
AK............................................                   39              1,312,671                    0.26
AZ............................................                  662             15,632,346                    3.07
CA............................................                4,673            172,503,596                   33.82
CO............................................                1,095             30,821,542                    6.04
CT............................................                  174              4,871,340                    0.96
DE............................................                   41                809,469                    0.16
DC............................................                   14                190,357                    0.04
FL............................................                  951             22,331,430                    4.38
GA............................................                  520             11,449,986                    2.25
HI............................................                  125              3,766,168                    0.74
ID............................................                  209              4,605,036                    0.90
IL............................................                  908             19,819,103                    3.89
IN............................................                  299              5,330,191                    1.05
IA............................................                   89              1,308,298                    0.26
KS............................................                  333              6,999,638                    1.37
KY............................................                  128              3,135,527                    0.61
LA............................................                  125              2,047,046                    0.40
ME............................................                   86              1,184,242                    0.23
MD............................................                  282              6,376,899                    1.25
MA............................................                  526             11,706,918                    2.30
MI............................................                1,131             24,204,606                    4.75
MN............................................                  259              5,403,078                    1.06
MS............................................                   60              1,077,113                    0.21
MO............................................                  416              7,805,392                    1.53
MT............................................                   89              1,616,566                    0.32
NE............................................                   68              1,480,107                    0.29
NV............................................                  226              6,623,148                    1.30
NH............................................                  115              2,013,813                    0.39
NJ............................................                  688             17,337,070                    3.40
NM............................................                  128              2,552,092                    0.50
NY............................................                  462             13,188,333                    2.59
NC............................................                  467              8,976,640                    1.76
ND............................................                    6                125,304                    0.02
OH............................................                  592             11,232,756                    2.20
OK............................................                  224              4,054,276                    0.79
OR............................................                  288              7,173,905                    1.41
PA............................................                  599             10,962,816                    2.15
RI............................................                   49                658,674                    0.13
SC............................................                  153              2,814,162                    0.55
SD............................................                   11                158,936                    0.03
TN............................................                  260              5,273,368                    1.03
TX............................................                   44              1,071,461                    0.21
UT............................................                  342              8,642,726                    1.69
VT............................................                   10                 98,913                    0.02
VA............................................                  312              7,025,136                    1.38
WA............................................                  634             17,726,974                    3.48
WV............................................                   35                547,027                    0.11
WI............................................                  401              6,641,104                    1.30
WY............................................                   56              2,070,941                    0.41
Total.........................................               19,682           $509,990,632                  100.00%

===================================================================================================================




FICO Ranges

                                                                                                  % Of Aggregate
Fico Range                                          Number of Loans       Principal Balance      Principal Balance
821 - 840.....................................                   79          $   1,473,046                    0.29%
801 - 820.....................................                  492             10,409,892                    2.04
781 - 800.....................................                1,377             31,699,050                    6.22
761 - 780.....................................                2,309             54,314,720                   10.65
741 - 760.....................................                2,852             70,923,706                   13.91
721 - 740.....................................                2,874             73,896,786                   14.49
701 - 720.....................................                3,022             83,453,754                   16.36
681 - 700.....................................                2,638             73,984,803                   14.51
661 - 680.....................................                2,222             63,035,019                   12.36
641 - 660.....................................                1,024             26,540,259                    5.20
621 - 640.....................................                  735             18,850,087                    3.70
601 - 620.....................................                   48              1,094,363                    0.21
581 - 600.....................................                    6                146,478                    0.03
561 - 580.....................................                    3                110,369                    0.02
541 - 560.....................................                    1                 58,300                    0.01
Total.........................................               19,682           $509,990,632                  100.00%

Property Type

                                                                                                   % of Aggregate
Description                                          Number of Loans       Principal Balance      Principal Balance
SinglFam......................................                15,501           $394,347,830                   77.32%
PUD...........................................                 2,852             86,388,415                   16.94
Lo Condo......................................                 1,176             25,317,483                    4.96
2-4Units......................................                   153              3,936,905                    0.77
Total.........................................                19,682           $509,990,632                  100.00%

Gross Margins

                                                                                                  % of Aggregate
Range of Gross Margins (%)                          Number of Loans       Principal Balance      Principal Balance
<0.0..........................................                    1         $       7,530                     0.00%
0.000.........................................                1,830            48,925,148                     9.59
0.001 - 0.250.................................                  257             9,398,602                     1.84
0.251 - 0.500.................................                1,921            59,227,525                    11.61
0.501 - 0.750.................................                   73             3,992,517                     0.78
0.751 - 1.000.................................                  185             9,710,226                     1.90
1.001 - 1.250.................................                1,117            29,583,687                     5.80
1.251 - 1.500.................................                  713            18,194,531                     3.57
1.501 - 1.750.................................                  409            11,808,305                     2.32
1.751 - 2.000.................................                4,054            81,674,129                    16.01
2.001 - 2.250.................................                1,436            31,820,853                     6.24
2.251 - 2.500.................................                2,549            75,196,858                    14.74
2.501 - 2.750.................................                  226             7,550,124                     1.48
2.751 - 3.000.................................                1,411            33,402,638                     6.55
3.001 - 3.250.................................                  249             4,663,822                     0.91
3.251 - 3.500.................................                1,413            41,744,873                     8.19
3.501 - 3.750.................................                  847            19,875,441                     3.90
3.751 - 4.000.................................                  122             2,869,996                     0.56
4.001 - 4.250.................................                  250             5,334,773                     1.05
4.251 - 4.500.................................                   68             1,351,584                     0.27
4.501 - 4.750.................................                  406            10,724,092                     2.10
4.751 - 5.000.................................                   73             1,272,923                     0.25
5.001 - 5.250.................................                    7               133,247                     0.03
5.251 - 5.500.................................                   27               352,636                     0.07
5.501 - 5.750.................................                    3               120,850                     0.02
5.751 - 6.000.................................                    1                24,577                     0.00
6.001 - 6.250.................................                   11               378,659                     0.07
6.251 - 6.500.................................                   14               389,579                     0.08
6.501 - 6.750.................................                    1                14,500                     0.00
6.751 - 7.000.................................                    3                45,670                     0.01
7.001 - 7.250.................................                    3                28,270                     0.01
7.501 - 7.750.................................                    1                50,000                     0.01
7.751 - 8.000.................................                    1               122,470                     0.02
Total.........................................               19,682          $509,990,632                   100.00%

Utilization Range

                                                                                                  % of Aggregate
Utilization Range                                   Number of Loans       Principal Balance      Principal Balance
0.00%.........................................                2,560        $            3                     0.00%
0.01% - 10.00%................................                  436             1,116,052                     0.22
10.01% - 20.00%...............................                  491             3,944,322                     0.77
20.01% - 30.00%...............................                  653             7,657,718                     1.50
30.01% - 40.00%...............................                  740            11,077,740                     2.17
40.01% - 50.00%...............................                1,026            17,559,733                     3.44
50.01% - 60.00%...............................                  830            18,612,590                     3.65
60.01% - 70.00%...............................                  977            23,637,030                     4.63
70.01% - 80.00%...............................                  988            28,326,955                     5.55
80.01% - 90.00%...............................                  953            30,765,135                     6.03
90.01% - 100.00%..............................               10,028           367,293,355                    72.02
Total.........................................               19,682          $509,990,632                   100.00%

Lifetime Rate Cap

                                                                                                  % of Aggregate
Range of Lifetime Rate Caps (%)                     Number of Loans       Principal Balance      Principal Balance
11.5..........................................                    2         $      23,247                     0.00%
12............................................                    6               247,424                     0.05
12.5..........................................                   36             1,094,168                     0.21
13.5..........................................                    7               191,220                     0.04
15............................................                    5               128,120                     0.03
16............................................                  469             9,034,140                     1.77
17............................................                1,790            46,274,660                     9.07
18............................................               17,229           450,287,868                    88.29
18.5..........................................                    1                42,203                     0.01
21............................................                   13               362,352                     0.07
21.75.........................................                  119             2,236,639                     0.44
24............................................                    5                68,591                     0.01
Total.........................................               19,682          $509,990,632                   100.00%




Draw Limit Range

                                                                                                  % of Aggregate
Draw Limit Range                                   Number of Loans        Principal Balance      Principal Balance
$ 0.00 to $ 10,000............................                  939          $   5,446,186                   1.07%
$ 10,000.01 to $ 20,000.......................                5,901             63,951,141                  12.54
$ 20,000.01 to $ 30,000.......................                5,099             94,123,638                  18.46
$ 30,000.01 to $ 40,000.......................                2,376             61,587,560                  12.08
$ 40,000.01 to $ 50,000.......................                2,047             62,630,916                  12.28
$ 50,000.01 to $ 60,000.......................                  723             29,493,896                   5.78
$ 60,000.01 to $ 70,000.......................                  515             24,458,607                   4.80
$ 70,000.01 to $ 80,000.......................                  459             25,179,150                   4.94
$ 80,000.01 to $ 90,000.......................                  248             14,654,041                   2.87
$ 90,000.01 to $100,000.......................                  597             32,962,151                   6.46
$100,000.01 to $125,000.......................                  187             16,681,641                   3.27
$125,000.01 to $150,000.......................                  288             29,128,656                   5.71
$150,000.01 to $175,000.......................                   49              5,842,310                   1.15
$175,000.01 to $200,000.......................                   91             10,847,921                   2.13
$200,000.01 to $225,000.......................                   27              3,984,129                   0.78
$225,000.01 to $250,000.......................                   32              4,458,310                   0.87
$250,000.01 to $275,000.......................                   12              2,338,333                   0.46
$275,000.01 to $300,000.......................                   38              7,732,044                   1.52
$325,000.01 to $350,000.......................                    7              1,320,727                   0.26
$350,000.01 to $375,000.......................                    3                705,014                   0.14
$375,000.01 to $400,000.......................                    6              1,724,698                   0.34
$400,000.01 to $425,000.......................                    5                758,470                   0.15
$425,000.01 to $450,000.......................                    5                907,199                   0.18
$475,000.01 to $500,000.......................                   21              5,579,398                   1.09
$550,000.01 to $575,000.......................                    1                573,000                   0.11
$575,000.01 to $600,000.......................                    3              1,259,000                   0.25
$625,000.01 to $650,000.......................                    1                650,000                   0.13
$950,000.01 to $975,000.......................                    1                962,500                   0.19
$975,000.01 to $1,000,000.....................                    1                 50,000                   0.01
Total.........................................               19,682           $509,990,632                 100.00%

Lien Priority

                                                                                                  % of Aggregate
Type                                               Number of Loans        Principal Balance      Principal Balance
1st Liens.....................................                  168           $   8,988,315                   1.76%
2nd Liens.....................................               19,514             501,002,317                  98.24
Total.........................................               19,682            $509,990,632                 100.00%

Delinquency Status

                                                                                                  % of Aggregate
Delinquency Status                                 Number of Loans        Principal Balance      Principal Balance
CURRENT.......................................               19,604           $508,047,739                   99.62%
30 - 59 DAYS..................................                   78              1,942,893                    0.38
Total.........................................               19,682           $509,990,632                  100.00%




Origination Year

                                                                                                  % of Aggregate
Year                                               Number of Loans        Principal Balance      Principal Balance
2000..........................................                    4          $      71,518                    0.01%
2001..........................................               19,678            509,919,114                   99.99
Total.........................................               19,682           $509,990,632                  100.00%

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

99.1 The Sale and Servicing Agreement, dated as of May 27, 2001, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of May 27, 2001, by and between the Company and CHL.

99.3 The Indenture, dated as of May 27, 2001, by and between the Trust and the Indenture Trustee.

99.4 The Series 2001-B Trust Supplement, dated as of May 27, 2001, by and between the Company and the Owner Trustee.

99.5 The Note Guaranty Surety Bond, dated as of May 31, 2001, issued by Financial Guaranty Insurance Company.

99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.






                                                     By:    /s/ Josh Adler
                                                            --------------
                                                            Josh Adler
                                                            Vice President


Dated: June 12, 2001

EXHIBIT INDEX
-------------

Exhibit           Description
-------           -----------

         99.1 The Sale and Servicing Agreement, dated as of May 27, 2001, by and among the Company, CHL, the Trust and the Indenture Trustee.

         99.2 The Purchase Agreement, dated as of May 27, 2001, by and between the Company and CHL.

         99.3 The Indenture, dated as of May 27, 2001, by and between the Trust and the Indenture Trustee.

         99.4 The Series 2001-B Trust Supplement, dated as of May 27, 2001, by and between the Company and the Owner Trustee.

         99.5 The Note Guaranty Surety Bond, dated as of May 31, 2001, issued by Financial Guaranty Insurance Company.

         99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.